UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On September 25, 2024, Interactive Strength Inc. (the "Company") and Vertical Investors, LLC (the “Lender”) entered into two new exchange agreements in substantially the same form as the agreement that was filed as an exhibit to the Company’s Current Report on Form 8-K filed on September 10th (the “September 25th Exchange Agreements”). Pursuant to the September 25th Exchange Agreements, the Company and Lender agreed to reduce the principal amount owed by the Company to the Lender pursuant to a February 2024 term loan by a total of $270,000 in exchange for the issuance of a total of 586,957 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). These 586,957 shares are referred to herein as the “Exchange Shares.” The Exchange Shares were issued to the Lender at a price per Exchange Share of $0.46 (which is above the Common Stock’s Nasdaq Official Closing Price (the “NOCP”) of $0.4501 on September 3rd- the last complete trading day prior to the original exchange agreement being signed during trading hours on September 4th). The Exchange Shares did not contain a restrictive legend under the Securities Act of 1933.

As a result of the Company and the Lender entering into the September 25th Exchange Agreements and previous exchange agreements (some of which exchange agreements were not required to be reported pursuant to Item 3.02 of Form 8-K), the outstanding principal amount of the Loan is $4,357,863.06.

The issuance of the Exchange Shares in exchange for a reduction in the amount owed pursuant to a note was made by the Company pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) of such act on the basis that these offers constituted an exchange with existing holders of the Company’s securities, and no commission or other remuneration was paid to any party for soliciting such exchange.

Following the issuance of the Exchange Shares and unrelated issuances, as of September 27th, the Company had 17,172,926 shares of Common Stock outstanding.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2024, the Board of Directors of the Company approved the Certificate of Designations of Series C Convertible Preferred Stock of Interactive Strength Inc. (the “Series C Certificate”). The Series C Certificate was filed by the Company with the Secretary of State of the State of Delaware on September 27th.

The Series C Certificate designated 5,000,000 shares of the Company’s authorized preferred stock as Series C Convertible Preferred Stock (the “Series C Preferred Stock”). The Series C Preferred Stock does not have any voting rights other than those required by law or the Company’s Certificate of Incorporation, as amended.

Subject to certain restrictions specified in the Series C Certificate, and applicable legal and regulatory requirements, including without limitation, the listing requirements of the Nasdaq Stock Market, (i) each share of Series C Preferred Stock is convertible, at the option of the holder, at any time, provided that such conversion occurs prior to March 27, 2026, into such whole number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Original Issue Price (as defined in the Series C Certificate) by the Conversion Price (as defined in the Series C Certificate) in effect at the time of conversion, and (ii) upon the earliest Mandatory Conversion Time (as defined in the Series C Certificate), all outstanding shares of Series C Preferred Stock shall automatically be converted into shares of Common Stock.

The Mandatory Conversion Time shall occur by March 27, 2026.

The Original Issue Price is $2.00 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such shares. The Conversion Price is $1.00 per share, subject to adjustment as provided in the Series C Certificate.

If required by the applicable Nasdaq listing requirements, without stockholder approval as required under such listing requirements, no holder of Series C Preferred Stock shall have the right to convert any shares of Series C Preferred Stock, if (A) (i) the total number of shares of Common Stock issuable upon such conversion, taken together with any shares of Common Stock previously issued upon conversion of shares of Series C Preferred Stock, would exceed 19.99% of the number of shares of Common Stock outstanding prior to September 27, 2024 and (ii) the Conversion Price is less than the Common Stock’s NOCP immediately preceding the Effective Date (equal to the $0.206 NOCP of September 26, 2024); or (B) such conversion would otherwise require shareholder approval under the Nasdaq listing requirements, including Nasdaq Listing Rule 5635.

Dividends accrue on each share of Series C Preferred Stock at the rate per annum of 15% of the Original Issue Price of such share, plus the amount of previously accrued dividends, compounded annually, subject to certain restrictions and provisions as set forth in the Series C Certificate.

The description of the Series C Certificate herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Series C Certificate, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

We do not intend to list the Series C Preferred Stock on any securities exchange or nationally recognized trading system and there is no established trading market for the Series C Preferred Stock.

This Current Report on Form 8-K, including this Item 5.03, shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Series C Convertible Preferred Stock of Interactive Strength Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	October 1, 2024	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)